UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2006


                                POWERLINX, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                   33-55254-26                  50-0006815
 ---------------------------      ----------------       -----------------------
(State or Other Jurisdiction      (Commission File            (I.R.S. Employer
       of Incorporation)              Number)             Identification Number)


                1700 66th St. North, Suite 300, St.Petersburg, FL     33710
                -------------------------------------------------   ----------
                   (Address of principal executive offices)         (Zip Code)


                                 (727) 866-7440
              (Registrant's telephone number, including area code)


                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 -- Entry into a Material Definitive Agreement.

     On March 16, 2006, Powerlinx, Inc., (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement"), with several accredited investors (collectively the "Purchasers"), under which the Company agreed to issue and sell to the Purchasers in a private placement up to $4,473,933 aggregate principal amount of convertible debentures ("Debentures"), including $1,373,933 of existing debt being converted into the Debentures, and warrants to purchase common stock (the "Warrants") for an aggregate of up to $3,100,000 (the "Proceeds"). All the closing conditions have been satisfied on March 23, 2006. On March 23, 2006 the Company received a portion of the Proceeds in the amount of $2,563,572 net of $136,428, which was paid from the Proceeds as payment for commissions, expenses and $87,428 as repayment of certain creditors pursuant to the Purchase Agreement. Furthermore, on March 27, 2006, the Company received $250,000 and on March 29, 2006 the Company received a final disbursement of the Proceeds in the amount of $150,000, for a total aggregate amount of the Proceeds of $3,100,000 disbursed to the Company. The Company intends to pay a portion of the Proceeds to Sofaer Capital UK, Ltd. as a broker's fee with respect to the sale of the Debentures and Warrants to the Purchasers, and to use the net available proceeds for general corporate and working capital purposes.

     The Debentures are due March 22, 2008, and are subject to the interest rate of 8%, if paid in cash, 10% if paid in stock. The principal amount due may be converted into shares of common stock at any time by the holder at an initial conversion price equal to the product of (A) 0.65 and (B) the lowest of (i) the average of the 10 volume weighted average prices ("VWAPs") during the 10 Trading Day period immediately prior to March 7, 2006 (the "Initial Reference Price"); or (ii) (a) if the 50-1 reverse stock split of the authorized and outstanding common stock of the Company (the "Reverse Stock Split") has occurred by the 20th business day following March 22, 2006 (the "Issuance Date"), the average of the 5 VWAPs during the 5 Trading Day period commencing on the 20th business day after the Issuance Date, or (b) if the Reverse Stock Split has not occurred by the 20th business day following the Issuance Date, the amount equal to (I) the product of the average of the 5 VWAPs during the 5 Trading Day period commencing immediately following the completion of the Reverse Stock Split and (II) (aa) the average number of shares of common stock issued and outstanding during such 5 Trading Day period, minus (bb) $1,587,500, divided by the average number of shares of common stock actually issued and outstanding during such 5 Trading Day pricing period; or (iii) in the event that the Reverse Stock Split has not occurred prior to a Public Announcement, as defined in the Purchase Agreement, by the Company, at the option of the holder, pursuant to certain Company notification requirements, either (1) an amount equal to (a) (I) the product of
(X) the Initial Reference Price and (Y) the number of shares of common stock actually issued and outstanding on the Issuance Date, minus (II) 1,587,500, divided by (b) the average number of shares of common stock actually issued and outstanding on the Issuance Date; or (2) following completion of the Reverse Stock Split, an amount equal to (a) (I) the product of (X) the 5 VWAPs during such 5 Trading Day pricing period immediately following the completion of the Reverse Stock Split and (Y) the average number of shares of common stock actually issued and outstanding during such 5 Trading Day period, minus (II) 1,587,500, divided by (b) the average number of shares of common stock actually issued and outstanding during such 5 Trading Day period (the "Applicable Initial Reference Price").

     The Company has agreed to liquidated damages and other damages for failure to effect the conversion or deliver the certificates. The conversion price will be subject to adjustment for subdivision or combination of the common stock at any time after March 22, 2006 as defined in the Purchase Agreement.

     The Warrants may be exercised for an aggregate of up to 144,904,713 shares of common stock until March 22, 2011, at price per share equal to the product of
(i) 1.25 and (ii) the Applicable Initial Reference Price (the "Exercise Price"). The exercise price will be subject to adjustment for events and transactions as stated in the Warrant and the Debenture.

     The Company agreed to sell the Debentures and issue the common stock issuable on conversion and exercise of the Debentures and Warrants, in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act on a private placement basis, to domestic and foreign institutional, accredited investors.

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

     The Common Stock underlying the Debentures and the Warrants will be registered by the Company for re-offer and re-sale by the investors. The Company is committed to file the registration statement within 90 days of closing and have it declared effective within 135 days of closing (subject to additional time in certain limited circumstances), and if those time periods are not met, the Company will pay a liquidated damages amount of one percent of the amount invested for each day until the filing of the registration statement, and pay a liquidated damages amount of one percent of the amount invested for each 30-day period (pro rated) until the effectiveness of the registration statement (collectively the "Payments"). In the event the Company fails to make any such Payments in a timely manner, such Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

     As security for the payment and performance of the Obligations, as defined in the Security Agreement, and the payment for the Debentures, pursuant to the Security Agreement, the Patent and Trademark Security Agreement, the Copyright Security Agreement and the Collateral Agency Agreement, the Company granted to Secured Party as collateral agent, for itself and for the ratable benefit of Purchasers, a security interest in all of Company's right, title and interest in all the Company's property, including but not limited to, equipment, assets, inventory, patents, trademarks and copyrights.

Item 3.02 - Unregistered Sales of Equity Securities

     See Item 1.01.


Item 9.01 -- Financial Statement and Exhibits

(d)

10.1 Form of Securities Purchase Agreement dated as of March 7, 2006 (Incorporated by reference to current report filed on Form 8-K with the Securities and Exchange Commission on March 22, 2006).

10.2 Form of Warrant issued March 22, 2006 (Incorporated by reference to current report filed on Form 8-K with the Securities and Exchange Commission on March 22, 2006).

10.3 Form of Debenture issued March 22, 2006 (Incorporated by reference to current report filed on Form 8-K with the Securities and Exchange Commission on March 22, 2006).

10.4 Form of Registration Rights Agreement dated as of March 22, 2006 (Incorporated by reference to current report filed on Form 8-K with the Securities and Exchange Commission on March 22, 2006).

10.5 Form of Security Agreement dated March 7, 2006 (Incorporated by reference to current report filed on Form 8-K with the Securities and Exchange Commission on March 22, 2006).

10.6 Form of Collateral Agency Agreement dated March 7, 2006 (Incorporated by reference to current report filed on Form 8-K with the Securities and Exchange Commission on March 22, 2006).

10.7 Form of Copyright Security Agreement dated March 7, 2006 (Incorporated by reference to current report filed on Form 8-K with the Securities and Exchange Commission on March 22, 2006).

10.8 Form of Patent and Trademark Security Agreement dated March 7, 2006 (Incorporated by reference to current report filed on Form 8-K with the Securities and Exchange Commission on March 22, 2006).

99.1 Press release announcing that the Company received proceeds from $4.475 million convertible debenture offering, dated March 30, 2006. (Filed herewith).


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             POWERLINX INC.


Dated: April 6, 2006
                                             By: /s/ Mike Tomlinson
                                             -------------------------------
                                             Name:   Mike Tomlinson
                                             Title:  Chief Executive Officer




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